UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.     )

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AMERICAN AIRLINES GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 14, 2017.
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES GROUP INC.
4333 AMON CARTER BLVD.
FORT WORTH, TX 76155
E28779-P87994
Meeting Information
Meeting Type: Annual Meeting
For holders as of : April 17, 2017
Date: June 14, 2017 Time: 9:00 a.m., local time
Location: Latham & Watkins LLP
885 Third Avenue
New York, NY 10022
We are sending you this communication because you hold shares in American Airlines Group Inc.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials, which contain important information. You may view the complete proxy materials online at www.proxyvote.com or easily request a paper copy by following the instructions on the reverse side of this notice. We encourage you to access and review all of the important information contained in the proxy materials before voting.
See proxy the materials reverse and side voting of this instructions notice to obtain .

How to Before Access the You Proxy Vote Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 14, 2017
PROXY STATEMENT ANNUAL REPORT TO SECURITYHOLDERS FORM OF PROXY
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E28780

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Voting Items
The Board of Directors recommends you vote FOR
the following proposals, all of which are proposed by
American Airlines Group Inc.:
1. A proposal to elect 13 directors to serve until the 2. A proposal to ratify the appointment of KPMG LLP as 2018 Annual Meeting of Stockholders of American Airlines the independent registered public accounting ?rm of Group Inc. and until their respective successors have been American Airlines Group Inc. for the ?scal year ending duly elected and quali?ed. December 31, 2017.
3. A proposal to consider and approve, on a non- Nominees are: binding, advisory basis, executive compensation of American Airlines Group Inc. as disclosed in the proxy
1a. James F. Albaugh statement.
The Board of Directors recommends you vote 1 YEAR on the following proposal, which is proposed by American
1b. Jeffrey D. Benjamin Airlines Group Inc.:
1c. John T. Cahill 4. A proposal to consider and approve, on a non-binding, advisory basis, the frequency of the advisory vote to approve executive compensation of
1d. Michael J. Embler American Airlines Group Inc.
The Board of Directors recommends you vote AGAINST
1e. Matthew J. Hart the following stockholder proposal:
5. A stockholder proposal regarding an independent Board
1f. Alberto Ibargüen Chairman.
If any other matters properly come before the 2017
1g. Richard C. Kraemer
Annual Meeting of Stockholders or any adjournments or postponements thereof, the persons named as proxies will
1h. Susan D. Kronick vote upon those matters according to their judgment. The Board of Directors of American Airlines Group Inc. is not aware of any other business to be presented to a vote of the
1i. Martin H. Nesbitt stockholders at the 2017 Annual Meeting of Stockholders.
1j. Denise M. O’Leary
1k. W. Douglas Parker
1l. Ray M. Robinson 1m. Richard P. Schifter
E28781 - P87994

E28782-P87994